EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18

U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, in their capacities as officers of Superior Industries International, Inc. (the “company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

•

The Quarterly Report of the company on Form 10-Q for the period ended September 30, 2021 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

•	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated: November 3, 2021	/s/ Majdi B. Abulaban
Name: Majdi B. Abulaban
Title: President and Chief Executive Officer

Date: November 3, 2021	/s/ C. Timothy Trenary
Name: C. Timothy Trenary Title: Executive Vice President and Chief Financial Officer